UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2012

IOWorldMedia, Incorporated
(Exact name of registrant as specified in charter)

Florida	0-27574	59-3350778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5025 W. Lemon St., Suite 200, Tampa, FL		33609
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (813) 637-2229

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.                      Unregistered Sales of Equity Securities.

On July 31, 2012, IOWorldMedia, Incorporated (the “Company”) sold to an institutional investor 7,614,213 shares of the Company’s common stock, $.001 par value (the “Common Stock”), for an aggregate purchase price of $150,000, or $0.0197 per share.  The quoted market price of the Common Stock on the prior day to the date of closing this transaction was $0.02 per share.  The Company incurred no offering costs in connection with this offering.  The Company will use the proceeds from this offering for working capital purposes.

On July 31, 2012, IOWorldMedia, Incorporated also sold to Big Red Investments Partnership Ltd., a Florida based limited partnership of which Thomas Bean, Chairman, President and Chief Executive Officer of the Company is a limited partner owning 99.65% of the partnership, 22,316,554 shares of the Company’s common stock, $0.001 par value, for an aggregate purchase price of $439,636.12, or $0.0197 per share.  The Company owed Big Red Investments Partnership Ltd. $439,636.12 for loans and other accrued expenses made to the Company since January 1, 2011, and as such, $439,636.12 of Advances From Related Parties and Accounts Payable and Accrued Expenses on the Company’s balance sheet will be extinguished.

In connection with the issuance of the Common Stock described above, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 3.02.                      Unregistered Sales of Equity Securities.

On July 31, 2012, IOWorldMedia, Incorporated (the “Company”) issued shares to three independent consultants that in aggregate consisted of 31,500,000 shares of the Company’s common stock, $.001 par value (the “Common Stock”) for consulting services related to advertising operations, technology, finance, strategy and content development.

Section 8 – Other Events

Item 8.01.                      Other Events

On July 27, 2012, IOWorldMedia, Incorporated (the “Company”) and prior holders of Up Your Ratings, Inc., an Ohio corporation, agreed to amend and restate sections 10.3 and 10.4 of the Share Exchange Agreement dated November 7, 2011 as per Exhibit 2.11: Amendment No. 1 to Share Exchange Agreement.

A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.11.

Section 9 – Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description

2.11	Amendment No. 1 to Share Exchange Agreement dated November 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWorldMedia, Incorporated
(Registrant)

Date: July 31, 2012	By:	/s/ Thomas Bean
Thomas Bean
Chief Executive Officer

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